                                                                  EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of UBS AG on Form S-8 of our report dated June 9, 2000, appearing in the Annual Report on Form 11-K of the Paine Webber 401(k) Plus Plan for the year ended December 31, 1999.


Deloitte & Touche LLP

November 2, 2000







                                      -16-